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                                                                 EXHIBIT 10.77

                          PIEDMONT MINING COMPANY, INC.

                              AMENDED AND RESTATED
                       1994 NONQUALIFIED STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         1. PURPOSE. This Plan is intended to provide Directors who are not employees of the Corporation a sense of proprietorship and personal involvement in the development and success of the Corporation, to encourage such Directors to remain with and devote their best efforts to the Corporation, and to reward such Directors for their continued service.

         2. DEFINITIONS. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

            Board or Board of Directors means the Board of Directors of the Corporation.

            Business Day means any day other than a Saturday, Sunday or other day on which the New York Stock Exchange is closed for trading.

            Code means the Internal Revenue Code of 1986.

            Common Stock means the Common Stock of the Corporation as constituted on the Effective Date and any other stock or securities resulting from the adjustment thereof or substitution therefor after the Effective Date as described in Section 9 below.

            Corporation means Piedmont Mining Company, Inc., a North Carolina corporation.

            Director means a member of the Board of Directors.

            Disability means the inability of a Director to duly and regularly perform his or her duties as such by reason of the condition of his or her physical or mental health. A Director shall be deemed to have ceased being a Director by reason of Disability if such Director resigns, is removed from office, is not nominated for reelection at the expiration of his or her term, or declines to stand for reelection as a Director by reason of such Disability.

            Discretionary Grant Date means the date of grant of a Discretionary Option.

            Discretionary Option means an option granted to a Director who is not a regular employee of the Company in connection with such Director's initial election to the Board of Directors.



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            Effective Date means the date on which this Plan shall have been approved by the shareholders of the Corporation as provided in Section 12 below.

            Eligible Director, means on any Formula Grant Date, each Director who is not a regular employee of the Company and who has continuously served as such a non-employee Director at all times during the preceding three months.

            Exercise Price, with respect to each share of the Common Stock subject to any Formula Option or Discretionary Option granted on any Formula Grant Date or any Discretionary Grant Date, as the case may be, means the average Market Value per share of Common Stock for the last five Trading Days ending on or before such Formula Grant Date or Discretionary Grant Date, as the case may be; provided, if there are not at least five Trading Days during the period of ten Business Days ending on such Formula Grant Date or Discretionary Grant Date, as the case may be, then the Exercise Price with respect to Options granted on such Formula Grant Date or Discretionary Grant Date, as the case may be, shall be the average Market Value on the Trading Days during such ten Business Day period, or if there are no Trading Days during such ten Business Day period, the Market Value on the most recent Trading Day prior to such Formula Grant Date or Discretionary Grant Date, as the case may be.

            Formula Grant Date means each January 1 and July 1 after the Effective Date and prior to the termination of the Plan.

            Formula Option means an option to purchase Common Stock granted to an Eligible Director on a Formula Grant Date.

            Grant means the grant of a Formula Option to an Eligible Director on a Formula Grant Date.

            Market Value, with respect to a share of the Common Stock on any particular date, shall be (i) if such Common Stock is listed on a national securities exchange or traded on the NASDAQ National Market System ("NMS"), the closing price per share of the Common Stock on the national securities exchange (or if traded on more than one such exchange, the principal exchange on which such shares are traded) or the National Market System on said date or (ii) if the Common Stock shall not be listed on a national securities exchange or traded on the NMS but shall be traded in the over-the-counter market and quotations therefor are regularly reported by the National Association of Securities Dealers, Inc. ("NASDAQ"), the last price (if such last price is then reported on a real-time basis) or, if the last price is not then so reported, the mean between the bid and asked prices last reported, by NASDAQ for the over-the-counter market on said date, or (iii) if at any time quotations for the Common Stock shall not be regularly reported by NASDAQ for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange or traded on the NMS, the



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        last price (if such last price is then reported on a real-time basis)
        or, if the last price is not then so reported, the mean between the bid and asked prices last reported, in reports generally available by the market maker (or if there are more than one market maker on such day, the average of the amounts determined from each) for such Common Stock on such day or, if there is no such report by a market maker on such day or on any of the most recent ten Business Days, the most recent cash price per share of the Common Stock paid in an arm's length transaction involving 100 shares or more on or prior to such day which is ascertained by the Corporation within ten days after such day.

            Option means either a Formula Option or a Discretionary Option.

            Optionee, with respect to any Option, means a Director to whom such Option was granted (or the personal representative of the estate or other permitted transferee of such Director) and who is entitled to exercise such Option.

            Plan means the Piedmont Mining Company, Inc. 1994 Nonqualified Stock Option Plan for Non-Employee Directors as set forth in this instrument, as the same may be amended from time to time.

            Trading Day means a day on which transactions in the Common Stock occur and are reported, or for which price quotations are reported, from which the Market Value of the Common Stock on such day can be determined.

        3. ADMINISTRATION. The Plan shall be administered by the Board of Directors or by any other committee of the Board of Directors consisting of not less than two (2) Directors. The operation of the Plan shall be administered by the proper officers of the Corporation, who shall act in a ministerial capacity in accordance with the terms of the Plan.

        4. SHARES AVAILABLE FOR OPTION. The Board of Directors shall reserve for the purposes of the Plan, out of the authorized but unissued Common Stock, a total of 550,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 8 of the Plan, shall be substituted for such number of shares or to which such number of shares shall be adjusted). The number of shares of Common Stock with respect to which Options may be granted hereunder shall not exceed such number (subject to adjustment in accordance with said Section 8). In the event that prior to expiration of the Plan an Option granted under the Plan expires or is terminated unexercised as to any shares covered thereby, such shares shall thereafter be available for the granting of Options under the Plan as though such Option had not been granted.

        5. GRANT OF OPTIONS. On each Formula Grant Date, each Eligible Director shall automatically be granted a Formula Option to purchase 10,000 shares of the Common Stock (subject to adjustment as provided in Section 8) at the Exercise Price applicable to such Grant; provided, that if on any Formula Grant Date the total number of shares of the Common Stock covered by the Plan and available for Grants is insufficient for the Grant of such number of shares to each Eligible Director, then the Grant to each Eligible Director shall be reduced to the number of


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shares then available for Grants divided by the number of Eligible Directors, except that no fraction of a share resulting from such calculation shall be the subject of any such Grant or any future Grant. Promptly after each Formula Grant Date, the Corporation shall mail written confirmation of such Grant and the related Exercise Price to each Eligible Director, but the failure to mail such notice shall not impair the effectiveness of any such Grant.

        In addition, the Board of Directors may in its discretion grant a Discretionary Option to any Director who is not a regular employee of the Corporation in connection with and as consideration for such Director's initial election to the Board of Directors, such Discretionary Option to be in such number of shares and upon such terms as shall be determined by the Board of Directors. Promptly after the grant of such Discretionary Option the Corporation shall cause to be prepared a Stock Option Agreement that shall specify the Exercise Price, the number of shares subject to the Discretionary Option and such other provisions as the Board of Directors shall determine.

        6. OPTIONS NONTRANSFERABLE. Options are not transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. No purported transfer in contravention of this Section shall be effective.

        7. EXERCISE OF OPTIONS. Each Option granted on a Formula Grant Date or Discretionary Grant Date, as the case may be, may be exercised by the Optionee in whole or in part at any time after such Formula Grant Date or Discretionary Grant Date, as the case may be, and prior to the earliest of:

       (a) the expiration of five years after such Formula Grant Date or Discretionary Grant Date, as the case may be; or

       (b) three months after such Optionee ceases to be a Director other than by reason of his or her death or Disability; or

       (c) one year after such Optionee ceases to be a Director by reason of his or her death or Disability.

To exercise an Option, the Optionee shall give the Corporation written notice (effective upon receipt by the Corporation at its principal office) of such exercise prior to the expiration of such Option, which notice shall be signed by such Optionee or his or her duly authorized attorney, shall specify the number of shares of the Common Stock for which such Option is exercised, and shall be accompanied by payment of the Exercise Price in cash or equivalent (including payment by personal check if such check is not dishonored). Upon due exercise of an Option, the Corporation shall issue to the Optionee a certificate or certificates for the Common Stock for which the Option was exercised, which may be subject to any legends or restrictions then required by applicable law.

        8. ADJUSTMENT OF NUMBER OF SHARES; ACCELERATION OF EXPIRATION DATE IN CERTAIN EVENTS. In the event that after the Effective Date a dividend shall be declared upon the Common



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Stock payable in shares of Common Stock or other securities of the Corporation, the number of shares of Common Stock then subject to any Option, the number of shares to be covered by any subsequent Grant, and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an Option shall be adjusted by adding to each such share the number of shares or other securities of the Corporation which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such dividend in shares or other securities. In the event that after the Effective Date the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, or into or for the right to receive cash or other property (otherwise than as a dividend or other distribution by the Corporation of cash or property), whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation or statutory share exchange, then there shall be substituted for each share of Common Stock subject to any Option, for each share to be covered by any subsequent Grant, and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities or rights to receive cash or property into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any such substitution or adjustment as provided for in this Section 8 the Exercise Price for each share covered thereby prior to such substitution or adjustment will be the Exercise Price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Section 8. No adjustment or substitution provided for in this
Section 8 shall require the Corporation to issue a fractional share and the total substitution or adjustment with respect to each Grant shall be limited accordingly.

       9. AMENDMENT OF PLAN. The Board of Directors or the shareholders of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that (a) the Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, (b) no such amendment may adversely affect the rights of an Optionee under an outstanding Option without such Optionee's consent, and (c) no such amendment may be made by the Board of Directors without the approval of the shareholders which would increase the number of shares of Common Stock from the number theretofore covered by the Plan, or change the method of determining Eligible Directors or the amount, Exercise Price or Formula Grant Date for Formula Options, or make any other change for which shareholder approval would be required in order for the Plan to continue to qualify for the exemption under Rule 16b-3 (or any similar successor rule) under the Securities Exchange Act of 1934.

       10. COMPLIANCE WITH LAW AND OTHER CONDITIONS. No shares shall be issued pursuant to the exercise of any Option granted under the Plan prior to compliance by the Corporation to the satisfaction of its counsel with any applicable laws and regulations relating thereto, including without limitation applicable federal and state laws relating to the sale of securities. In addition, if at the time of the exercise of any Option the Corporation is required to withhold any taxes with respect to the Common Stock issued to such Optionee, the Corporation shall not be required to issue such shares unless and until such Optionee shall have made satisfactory arrangements with the



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Corporation to provide sufficient funds in cash for the Corporation to meet such withholding requirements, and the Corporation shall have no obligation to advance any of its own funds for such purpose.

       11. NONQUALIFIED OPTIONS. Options granted under the Plan will not be treated as "incentive stock options" under Section 422 of the Code.

       12. EFFECTIVE DATE. The Plan has been adopted and approved by the Board and was submitted to the shareholders of the Corporation for their approval at the 1994 Annual Meeting of Shareholders of the Corporation. Such approval required the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at such meeting, and the Effective Date of the Plan is the date of such approval. No Options may be granted under the Plan prior to the Effective Date or subsequent to July 1, 1999.

       13. DURATION AND TERMINATION OF PLAN. The Plan may be terminated at any time by action of the Board of Directors or the shareholders. The Plan shall also terminate automatically on the day following any Formula or Discretionary Grant Date on which Options for all remaining shares subject to the plan (disregarding any remaining fractions of shares) shall have been granted, and if not sooner terminated as aforesaid, shall terminate on July 2, 1999. No Director shall have any vested interest in any Option until the applicable Grant Date therefor, but no termination of the Plan shall affect rights under Options previously granted and still outstanding, and the terms of the Plan in effect at the time of such termination shall continue in effect with respect to such Options.



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